UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-2968

Name of Registrant:	Vanguard Trustees Equity Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2004 - October 31, 2005

Item 1:	Reports to Shareholders

Vanguard® International Value Fund

> Annual Report

October 31, 2005

> Vanguard International Value Fund posted a 19.3% return for the 2005 fiscal year, surpassing the returns of its performance benchmark and average peer. The fund posted gains in all the sectors in which it held stocks.

> Returns from international stocks surpassed those of domestic stocks. Despite a stronger U.S. dollar, foreign-stock returns were still very good for U.S.-based investors.

> Among the fund’s best-performing sectors were financial services and energy. Relative underperformers included consumer discretionary and materials holdings.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Advisors' Report	7

Fund Profile	9

Performance Summary	11

Financial Statements	13

Your Fund's After-Tax Returns	26

About Your Fund's Expenses	27

Trustees Renew Advisory Agreement	29

Glossary	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2005

Vanguard International Value Fund	19.3%

MSCI EAFE Index	18.1

Average International Fund[1]	17.8

MSCI All Country World Index ex USA	20.6

Your Fund's Performance at a Glance October 31, 2004-October 31, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Vanguard International Value Fund	$28.36	$33.30	$0.48	$0.00

1 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

During the fiscal year ended October 31, 2005, markets around the world produced generous returns across a wide swath of industries. Despite a somewhat stronger dollar, particularly in the second half of the period, returns of international stocks for U.S.-based investors remained strong.

Amid this backdrop, Vanguard International Value Fund returned 19.3% for the 12 months. The fund’s result surpassed those of its average mutual fund peer by 1.5 percentage points and the unmanaged Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, which tracks equity performance in 21 developed markets, by 1.2 percentage points. However, it fell short of the 20.6% total return for the MSCI All Country World Index ex USA, which also includes emerging markets.

The first table on page 1 presents the total return (capital change plus reinvested dividends) for the fund and its comparative standards. The second table on page 1 shows the beginning and ending share prices for the fund as well as its per-share distributions. If you own the International Value Fund in a taxable account, see page 26 for a report on its after-tax returns.

Solid international returns, despite higher energy prices

During the 12 months ended October 31, returns from international stocks exceeded those of the broad U.S. market. The MSCI

EAFE Index, a common gauge of international stock performance, returned 18.1% while the Dow Jones Wilshire 5000 Composite Index returned 10.8%. Returns of international value-oriented stocks were generally stronger than those of their growth-oriented counterparts.

While the effects of high energy prices reverberated around the world, they were felt particularly strongly in the United States, the largest energy consumer. The stocks of energy producers generated exceptional returns, while those that depend more on the financial health of consumers lagged behind. In general, however, markets proved resilient.

When translated from local currencies back to dollars for U.S.-based investors, international-stock returns remained strong, despite the turnaround in the relative strength of the U.S. dollar, which muted the dollar-based gains. The performances of stocks in emerging markets surpassed those of developed markets, as growth rates in some emerging economies—particularly Brazil, China, India, and Indonesia—remained feverish.

Another strong year for the fund’s holdings

The fund’s 19.3% fiscal-year return was the result of its advisors’ diligent focus on those stocks that offered the best combination of attractive earnings-growth prospects and reasonable prices in international markets. In general, the fund’s advisors—Hansberger Global Investors and Sanford C. Bernstein & Co. benefited from sizable positions in the surging energy sector and financial-services

Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2005
	One Year	Three Years	Five Years

Stocks

MSCI All Country World Index ex USA	20.6%	23.5%	4.7%

Russell 1000 Index (Large-caps)	10.5	13.9	-1.4
Russell 2000 Index (Small-caps)	12.1	21.5	6.7

Dow Jones Wilshire 5000 Index (Entire market)	10.8	14.9	-0.5

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	1.1%	3.8%	6.3%
Lehman Municipal Bond Index	2.5	4.6	6.0

Citigroup 3-Month Treasury-Bill Index	2.7	1.6	2.3

CPI

Consumer Price Index	4.3%	3.2%	2.7%

stocks, particularly in emerging markets, where banks fared better than their U.S. counterparts during the 12-month period.

The strength of the fund’s energy positions also translated into its utilities holdings. Stock selections in both of these sectors generated excess returns for the fund versus the benchmark. Among standouts in energy were Eni (Italy), OAO Lukoil (Russia), and Petroleo Brasileiro (Brazil). Utilities leaders included Companhia Energética de Minas Gerais (Brazil) and E.On (Germany).

The fund’s holdings in financial services also provided excellent returns, as banks, particularly in Asia, generated solid gains that contrasted with the weak results of U.S.-based financial giants. South Korea’s Kookmin Bank and Japan’s Sumitomo Trust were leading performers. A number of other large banks in Europe and Asia also contributed small individual—but important cumulative—gains.

The biggest detractors from the fund’s performance relative to the MSCI EAFE Index were its consumer discretionary and materials holdings. In the former, Japanese electronics firm Pioneer and British home-improvement retailer Kingfisher delivered poor results. In the materials sector, the fund missed out on a number of the better-performing index constituents. However, differences between the fund and its benchmark can be expected; they are a reflection of the advisors’ focus on bottom-up stock selection, rather than country allocation. As of October 31, the fund was underweighted in both Japan and the United Kingdom by 6 percentage

Total Returns 12 Months Ended October 31, 2005
Index/Country	Based on Local Currency	Currency Impact	Based on U.S. Dollars

MSCI Europe	23.2%	-6.9%	16.3%

United Kingdom	18.2	-4.0	14.2

France	23.2	-7.2	16.0

Germany	24.9	-7.3	17.6

Switzerland	33.7	-9.3	24.4

Netherlands	23.3	-7.2	16.1

Italy	19.2	-7.0	12.2

MSCI Pacific	30.8	-8.8	22.0

Japan	34.1	-11.8	22.3

Hong Kong	16.1	0.5	16.6

Singapore	14.0	-2.0	12.0

Australia	25.4	0.0	25.4

MSCI EAFE	25.6	-7.5	18.1

Select Emerging Markets	35.3	-1.6	33.7

Dow Jones Wilshire 5000 (United States)	10.8	--	10.8

points, relative to the MSCI EAFE Index. Instead, the advisors deployed assets in emerging markets, which are not represented in the EAFE Index.

The table below shows the assets managed by each advisor as of October 31. For more information about each advisor’s portfolio positioning during the period, see the Advisors’ Report on page 7.

Over the long-term, the fund has outpaced its benchmarks

Over the past ten years, your fund has surpassed its peer group and its index benchmarks. Returns of international stocks have been modest over the period, generally lagging those from U.S. stocks. In spite of the volatility of the international marketplace, your fund has deftly navigated the landscape and developed a sizable advantage over its peers.

Placing this competitive advantage into dollar terms, consider that a hypothetical investment of $10,000 in the fund on October 31, 1995, would have grown to slightly more than double the initial amount—$20,230—over the subsequent ten years. At the same time, an investor making the same investment in the average international fund would have ended with some $3,600 less.

The advisors who serve your fund have demonstrated an aptitude for exploiting attractive investment opportunities across a variety of countries and economic sectors. Hansberger Global Investors has advised

Fund Assets Managed
	October 31, 2005
	$ Million	Percentage

Hansberger Global Investors, Inc.	$2,193	60%

Sanford C. Bernstein & Co., LLC	1,286	36

Cash Investments[1]	127	4

Total	$3,606	100%

Expense Ratios:[2] Your fund compared with its peer group

International Value Fund	0.50%

Average International Fund	1.73

Total Returns
	Ten Years Ended October 31, 2005
	Average Annual Return	Final Value of a $10,000 Initial Investment

International Value Fund	7.3%	$20,230

MSCI EAFE Index	5.8	17,587

Average International Fund	5.2	16,611

MSCI All Country World Index ex USA	6.5	18,779

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
2 Fund expense ratio reflects the fiscal year ended October 31, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

the fund for more than five years, while Sanford C. Bernstein & Co. has served for about 1(1)/2 years. The unique methods and tools that each brings to the portfolio enable you to benefit from their complementary strategies, diversity of thought, and risk controls.

Costs are another important element of the fund’s long-term success. As you’ll see in the table at the bottom of page 5, the fund’s expenses are a fraction of those for the typical international fund. Vanguard’s low fund expenses mean that you are able to keep more of the fund’s returns in your account, where they belong.

Balance your portfolio risk through international investing

After lagging through much of the 1990s, in recent years international stocks have outperformed their U.S. counterparts. That simple fact underscores the benefits of using international holdings to diversify a U.S. investor’s stock portfolio. In today’s increasingly global economy, many U.S.-based investors might find that committing a reasonable portion of their stock portfolio to international stocks is a wise decision.

A diversified portfolio that includes a mix of stocks, bonds, and cash investments suitable for your time horizon and risk tolerance can permit you to share in the successes of better-performing asset classes, while cushioning you from the poorer-performing ones at any given time. Returns of international stocks frequently do not move in response to the same factors that drive U.S. stock performance, so it is possible to see strong returns from international stocks when U.S. stocks are down, and vice versa. As part of a balanced portfolio, the International Value Fund can play an important role in helping you reach your objectives.

Thank you for your continued confidence in Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive OfficerNovember
11, 2005

Advisors’ Report

During the 12 months ended October 31, 2005, Vanguard International Value Fund returned 19.3%. This performance reflects the combined efforts of your fund’s two independent advisors. The use of two advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the 2005 fiscal year and how portfolio positioning reflects this assessment.

Hansberger Global Investors, Inc.

Portfolio Managers:
Aureole L.W. Foong, Managing Director,
Asian Research
Ronald Holt, Managing Director of Research

In the face of a number of uncertainties, international equity markets posted solid returns over the past 12 months. Emerging markets, Japan, and energy-sensitive countries—such as Australia and Canada—were particularly strong performers. Interestingly, Japan and emerging markets, which have historically been hurt by high oil prices and highly dependent on the U.S. economy for their exports, were among the strongest performers in the world. During the fiscal year, we increased our portfolio’s allocation to both Japan and emerging markets.

Vanguard International Value Fund Investment Advisors
Investment Advisors	Fund Assets Managed (%)	Investment Strategy

Hansberger Global Investors, Inc.	60	The advisor employs traditional, bottom-up
		fundamental analysis to uncover undervalued
		investment opportunities. A team of analysts around
		the world evaluates companies from both an
		economic and geographic perspective.

Sanford C. Bernstein & Co., LLC	36	The advisor employs a value focus that couples
		rigorous fundamental company research with
		quantitative risk controls to capture value
		opportunities.

Cash investments[1]	4	--

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

While it is difficult to argue that Japan is definitely “out of the woods,” recent data suggest that the country could be nearing the end of a long economic decline and a period of severe deflation. Most recently, the Japanese economy has been growing, consumer spending has picked up, capital spending has risen, and prices have stabilized.

Against this backdrop, we have become more favorable toward companies whose fortunes are closely tied to the domestic economy. Recent additions to our portfolio, such as Bank of Yokohama and the financial services company Nomura Holdings, reflect this cautious optimism. In addition to the fundamental prospects they possess, both companies are attractively valued when compared with their Japanese and global peers.

Despite the strong performance of emerging markets over the past several years, we continue to favor companies in these areas because of their superior fundamentals and attractive valuations relative to their developed-market peers.

Sanford C. Bernstein & Co., LLC

Portfolio Managers:
Kevin F. Simms, CFA, Co-CIO,
International Value Equities
Henry S. D’Auria, CFA, Co-CIO,
International Value Equities

Global economic growth has been healthy over the past year and core inflation remains subdued, despite recent concern about a potential rise in prices. Valuations across and within sectors remain compressed, which has seemingly diminished the opportunities to find reasonably priced prospects. Accordingly, we are broadly diversified across sectors.

However, by relying on our extensive bottom-up research, we have been able to uncover a number of opportunities. We see good value in several raw-materials producers, especially steel companies such as JFE Holdings (Japan) and Arcelor (France). We also continue to find some energy companies attractive. Although they no longer look extremely cheap, given our expectations for oil prices, they are generating very strong cash flows in the near term, which are likely to stream along to shareholders.

Compared with our benchmarks, we remain overweighted in the automotive and aerospace industries, which our research suggests are attractively valued. Aerospace companies are likely to benefit from growing demand for fuel-efficient aircraft, while the strong oil price plays to the strength of our Asian auto holdings.

We also broadened our exposure in Japan, taking advantage of increased restructuring efforts there. We are also seeing attractive value opportunities in several emerging markets, especially South Korea. After years of being driven by exports, the domestic segment of South Korea’s economy is showing signs of recovery. However, valuations of domestically oriented Korean stocks—including financials—do not yet fully reflect these improving prospects.

Fund Profile
As of October 31, 2005

Portfolio Characteristics
	Fund	Comparative Index[1]	Broad Index[2]

Number of Stocks	196	1,140	2,058

Turnover Rate	32%	--	--

Expense Ratio	0.50%	--	--

Short-Term Reserves	1%	--	--

Sector Diversification (% of portfolio)
	Fund	Comparative Index[1]	Broad Index[2]

Consumer Discretionary	9%	12%	11%

Consumer Staples	6	8	7

Energy	11	9	10

Financials	31	28	27

Health Care	7	8	7

Industrials	8	10	10

Information Technology	8	6	7

Materials	9	8	9

Telecommunication

Services	6	6	7

Utilities	4	5	5

Short-Term Reserves	1%	--	--

Volatility Measures
	Fund	Comparative Index[1]	Fund	Broad Index[2]

R-Squared	0.92	1.00	0.93	1.00

Beta	1.03	1.00	1.02	1.00

Ten Largest Holdings[3] (% of total net assets)

Total SA	energy and utilities	1.7%

ING Groep NV	insurance	1.7

Petrol Brasileiro ADR	energy and utilities	1.6

Eni SpA	energy	1.5

Canon, Inc.	computer hardware	1.5

E.On AG	utilities	1.5

Credit Suisse Group (Registered)	banking	1.4

HBOS PLC	banking	1.3

Sumitomo Trust & Banking Co., Ltd.	banking	1.3

GlaxoSmithKline PLC	pharmaceuticals	1.3

Top Ten		14.8%

Allocation by Region (% of portfolio)

56% Europe
23% Pacific
16% Emerging Markets
 4% North America
 1% Short-Term Reserves

1 MSCI EAFE Index.
2 MSCI All Country World Index ex USA.
3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.
See page 31 for a glossary of investment terms.

Country Diversification (% of portfolio)
	Fund[1]	Comparative Index[2]	Broad Index[3]

Europe

United Kingdom	19%	25%	21%

France	11	9	8

Germany	7	7	6

Switzerland	6	7	6

Netherlands	4	3	3

Italy	3	4	3

Spain	3	4	3

Finland	1	1	1

Sweden	1	2	2

Belgium	1	1	1

Greece	0	1	0

Ireland	0	1	1

Austria	0	1	0

Denmark	0	1	1

Norway	0	1	1

Subtotal	56%	68%	57%

Pacific

Japan	18%	24%	20%

Singapore	2	1	1

Australia	2	5	4

Hong Kong	1	2	1

Subtotal	23%	32%	26%

Emerging Markets

South Korea	5%	--	2%

Brazil	4	--	1

Taiwan	2	--	2

China	1	--	2

South Africa	2	--	1

Indonesia	1	--	0

Russia	1	--	1

India	0	--	1

Mexico	0	--	1

Subtotal	16%	--	11%

North America

Canada	4%	--	6%

Short-Term Reserves	1%	--	--

1 Country percentages exclude currency contracts held by the fund.
2 MSCI EAFE Index.
3 MSCI All Country World Index ex USA.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1995–October 31, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended October 31, 2005			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

International Value Fund[1]	19.30%	6.89%	7.30%	$20,230

MSCI All Country World Index ex USA	20.57	4.71	6.50	18,779

MSCI EAFE Index	18.09	3.04	5.81	17,587

Average International Fund[2]	17.75	1.81	5.21	16,611

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
2 Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 20 for dividend and capital gains information.

Fiscal-Year Total Returns (%): October 31, 1995–October 31, 2005

Average Annual Total Returns: Periods Ended September 30, 2005
This table presents average annualtotal returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

International Value Fund[1]	5/16/1983	26.75%	7.69%	5.28%	2.25%	7.53%

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

Financial Statements

Statement of Net Assets
 As of October 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)

Common Stocks (95.0%)[1]

Australia (1.2%)
Westpac Banking Corp., Ltd.	2,190,000	34,015
Macquarie Airports	2,661,200	5,989
BlueScope Steel Ltd.	530,000	3,372
		43,376
Belgium (0.6%)
^Delhaize Group	298,000	17,268
KBC Bankverzekeringsholding	52,000	4,236
		21,504
Brazil (4.1%)
Petrol Brasileiro SA ADR	780,000	49,842
^Banco Bradesco SA ADR	486,000	25,219
^Companhia Energetica de Minas Gerais ADR	650,000	23,660
Usiminas-Usinas Siderugicas de Minas Gerais SA Pfd. Class A	491,000	9,917
^Gerdau SA ADR	596,000	8,088
*Braskem SA	923,922	7,958
Petroleo Brasileiro SA Pfd.	556,000	7,951
Uniao de Bancos Brasileiros SA GDR	151,000	7,897
Companhia de Saneamento Basico do Estado de Sao Paulo	41,100,000	2,626
Suzano Bahia Sul Papel e Celulose SA	445,001	2,569
Votorantim Celulose e Papel SA ADR	77,000	922
		146,649
Canada (3.9%)
Alcan Inc.	992,000	31,436
*Canadian Natural Resources Ltd.	433,200	17,735
*Celestica, Inc.	1,760,000	16,826
EnCana Corp.	288,500	13,208
*Nexen Inc.	316,400	13,036
Telus Corporation- Non Voting Shares	261,500	9,823
^Husky Energy Inc.	208,000	9,611
*Teck Cominco Limited Class B	198,600	8,378
^Manulife Financial Corp.	118,000	6,149
^Bank of Nova Scotia Halifax	159,100	5,799
*Celestica Inc.	442,500	4,202
*Nova Chemicals Corp.	88,600	3,160
		139,363
China (1.2%)
Ping An Insurance (Group) Co. of China Ltd.	12,185,000	19,800
Denway Motors Ltd.	59,500,000	17,951
China Petroleum & Chemical Corp.	13,320,000	5,379
		43,130
Finland (1.3%)
^Nokia Oyj	1,520,000	25,455
^TietoEnator Oyj B Shares	635,000	20,167
		45,622
France (10.9%)
Total SA	243,144	61,154
BNP Paribas SA	415,000	31,458

Shares	Market Value• ($000)

Carrefour SA	692,000	30,759
AXA	1,020,809	29,551
Renault SA	286,800	24,825
Sanofi-Aventis	297,504	23,821
STMicroelectronics NV	1,414,000	23,274
Arcelor	946,500	22,463
Vivendi Universal SA	697,000	21,926
Schneider Electric SA	260,000	21,355
Societe Centrale des Assurances Generales de France	200,500	19,085
Suez SA	687,000	18,603
France Telecom SA	690,000	17,928
Societe Generale Class A	144,400	16,484
^Credit Agricole SA	506,000	14,829
European Aeronautic Defence and Space Co.	351,080	12,158
Thomson SA	129,600	2,442
		392,115
Germany (6.4%)
E.On AG	578,800	52,424
Deutsche Bank AG	465,000	43,571
Schering AG	470,900	29,103
Linde AG	310,000	22,085
Continental AG	258,800	19,784
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	158,800	18,652
Adidas-Salomon AG	105,000	17,613
Man AG	240,700	11,174
Depfa Bank PLC	605,500	9,432
^Fresenius Medical Care AG	67,000	6,038
* EPCOS AG	100,000	1,207
		231,083
Greece (0.4%)
Folli-Follie SA	475,000	12,811
Hong Kong (1.2%)
Hutchison Whampoa Ltd.	2,218,000	21,104
Johnson Electric Holdings Ltd.	22,700,000	20,560
Wing Hang Bank Ltd.	408,000	2,793
		44,457
Hungary (0.3%)
MOL Magyar Olaj-es Gazipari Rt. GDR	104,500	9,640
India (0.2%)
*State Bank of India GDR	93,000	4,012
Punjab National Bank Ltd.	296,000	2,659
		6,671
Indonesia (0.7%)
PT Indonesian Satellite Corp Tbk	45,100,000	21,756

PT Astra International Tbk	4,162,000	3,837
*PT Toba Pulp Lestari Tbk	545,000	--
		25,593
Israel (0.3%)
Bank Hapoalim Ltd.	1,800,000	6,886
Bank Leumi Le-Israel	1,700,000	5,532
		12,418
Italy (2.9%)
^Eni SpA	2,027,555	54,242
Saipem SpA	1,550,000	22,171
Unicredito Italiano SpA	3,822,000	21,331
Buzzi Unicem SpA	415,000	5,824
		103,568
Japan (17.2%)
Canon, Inc.	1,003,300	53,106
Sumitomo Trust & Banking Co., Ltd.	5,515,000	46,953
Bank of Yokohama Ltd.	4,383,000	35,688
Nissan Motor Co., Ltd.	3,272,400	34,308
Marubeni Corp.	7,130,000	33,418
Takeda Pharmaceutical Co. Ltd.	526,000	28,833
^Kawasaki Heavy Industries Ltd.	10,934,000	28,561

Shares	Market Value• ($000)

Sumitomo Mitsui Financial Group, Inc.	3,020	27,892
Nomura Holdings Inc.	1,800,000	27,769
The Chugoku Bank, Ltd.	1,714,000	26,532
Orix Corp.	128,900	24,171
Nintendo Co.	214,000	23,998
Honda Motor Co., Ltd.	425,200	23,649
^JS Group Corp.	1,291,000	21,938
Shionogi & Co., Ltd.	1,720,000	20,917
KDDI Corp.	3,600	20,632
Japan Tobacco, Inc.	1,290	20,395
Asahi Glass Co., Ltd.	1,868,000	20,196
JFE Holdings, Inc.	590,900	18,356
Mitsui Chemicals, Inc.	1,650,000	9,885
Nippon Mining Holdings Inc.	1,276,500	9,478
Toyota Motor Corp.	195,700	9,075
^Tokyo Gas Co., Ltd.	2,200,000	8,652
Hitachi Ltd.	1,212,000	7,464
Tokyo Electric Power Co.	235,000	5,843
*Mitsubishi UFJ Financial Group	442	5,507
Itochu Corp.	685,000	4,695
Circle K Sunkus Co., Ltd.	196,000	4,507
Kobe Steel Ltd.	1,490,000	4,402
*[2]Sega Sammy Holdings Inc	95,000	3,420
Sega Sammy Holdings Inc.	95,000	3,419
Sankyo Co., Ltd.	60,000	3,173
^Pioneer Corp.	241,800	3,061
Sony Corp.	61,200	1,999
		621,892
Luxembourg (0.1%)
SES Global FDR	220,000	3,477
Netherlands (3.6%)
ING Groep NV	2,085,868	60,126
ABN-AMRO Holding NV	1,105,269	26,129
Koninklijke (Royal) Philips Electronics NV	910,000	23,784
Akzo Nobel NV	495,000	21,385
		131,424
Philippines (0.1%)
Philippine Long Distance
Telephone Co.	165,700	5,057
Russia (1.0%)
OAO Lukoil Holding Sponsored ADR	650,000	35,750
Singapore (1.7%)
DBS Group Holdings Ltd.	2,868,701	25,943
Singapore Airlines Ltd.	2,870,000	18,987
Singapore Telecommunications Ltd.	12,955,360	17,831
		62,761
South Africa (1.8%)
Old Mutual PLC	9,900,000	23,097
Telkom South Africa Ltd.	1,149,000	21,703
Sanlan Ltd.	4,421,970	8,147
ABSA Group Ltd.	472,987	6,278
Tiger Brands Ltd	233,311	4,666
		63,891
South Korea (4.9%)
Samsung Electronics Co., Ltd.	76,700	40,986
LG Chem Ltd.	655,000	28,915
Kookmin Bank	489,600	27,957
Shinsegae Co., Ltd.	63,000	22,709
Shinhan Financial Group Ltd.	397,000	13,354
POSCO	60,900	12,515
Hyundai Motor Co. Ltd.	163,900	12,158
INI Steel Co.	221,440	4,976
Hyundai Mobis	53,000	4,242
Industrial Bank of Korea	310,000	3,710
Honam Petrochemical Corp.	68,500	3,340
Hanwha Chemical Corp.	223,000	2,379
		177,241
Spain (2.7%)
Banco Santander Central Hispano SA	2,996,000	38,129
Telefonica Moviles SA	2,834,395	29,915

Shares	Market Value• ($000)

Repsol-YPF SA	527,200	15,695
Endesa SA	613,400	15,222
		98,961
Sweden (0.8%)
Svenska Handelsbanken AB A Shares	958,000	21,836
Svenska Cellulosa AB B Shares	204,000	6,882
		28,718
Switzerland (6.0%)
Credit Suisse Group (Registered)	1,168,299	51,605
Lonza AG (Registered)	580,000	33,382
*ABB Ltd.	4,210,000	32,604
Nestle SA (Registered)	102,500	30,479
Novartis AG (Registered)	444,680	23,884
Serono SA Class B	32,000	20,679
CIBA Specialty Chemicals AG (Registered)	335,900	19,263
*Micronas Semiconductor Holding AG	85,500	2,894
		214,790
Taiwan (1.6%)
Taiwan Semiconductor Manufacturing Co. Ltd.	3,895,137	31,473
ADR Hon Hai Precision Industry Co., Ltd.	1,800,000	7,798
Compal Electronics Inc. GDR	1,449,353	6,522
China Steel Corp.	4,200,000	3,322
Quanta Computer Inc.	2,205,000	3,052
China Steel Corp. GDR	179,313	2,878
*CMC Magnetics Corp.	7,000,000	2,213
Far EasTone Telecommunications Co., Ltd.	1,800,000	2,094
		59,352
Thailand (0.2%)
PTT Public Co., Ltd. (Foreign)	1,465,000	7,900
Turkey (0.2%)
Ford Otomotiv Sanayi A.S	584,400	4,195
Akbank T.A.S	552,000	3,458
		7,653
United Kingdom (17.3%)
HBOS PLC	3,260,152	48,167
GlaxoSmithKline PLC	1,781,379	46,340
Royal Bank of Scotland Group PLC	1,591,449	44,077
Vodafone Group PLC	16,081,746	42,229
BP PLC	3,518,600	38,984
HSBC Holdings PLC	1,934,000	30,377
AstraZeneca Group PLC	604,000	27,024
Kingfisher PLC	6,047,653	22,704
Standard Chartered PLC	1,059,933	22,263
Unilever PLC	2,200,000	22,261
Man Group PLC	758,000	20,677
Group 4 Securicor PLC	7,521,800	20,056
Barclays PLC	1,972,400	19,550
Lloyds TSB Group PLC	2,361,680	19,316
Aviva PLC	1,560,292	18,429
Signet Group PLC	10,172,341	18,317
ICAP PLC	2,322,726	14,211
BAE Systems PLC	2,397,100	14,029
British American Tobacco PLC	614,100	13,516
Xstrata PLC	556,000	12,740
J. Sainsbury PLC	2,443,500	12,073
Friends Provident PLC	3,350,000	10,454
Enterprise Inns PLC	734,000	10,133
International Power PLC	2,277,625	9,355
Tate & Lyle PLC	1,074,900	8,822
Punch Taverns PLC	624,360	8,085
Mitchells & Butlers PLC	1,246,200	8,007
Royal Dutch Shell PLC Class B	241,359	7,875
SABMiller PLC	413,600	7,805
Royal & Sun Alliance Insurance Group PLC	4,350,000	7,407

Shares	Market Value• ($000)

Taylor Woodrow PLC	1,167,400	6,473
Corus Group PLC	5,800,000	4,914
Trinity Mirror PLC	420,000	4,428
InterContinental Hotels Group PLC	340,475	4,256
		625,354
United States (0.2%)
*Flextronics International Ltd.	597,900	5,554
Total Common Stocks (Cost $2,788,365)		3,427,775

Temporary Cash Investments (9.1%)[1]
Money Market Fund (8.9%)
[3]Vanguard Market Liquidity Fund, 3.851%	151,417,314	151,417
[3]Vanguard Market Liquidity Fund, 3.851%--Note G	170,564,278	170,564
		321,981
	Face
	Amount
	($000)
U.S. Agency Obligation (0.2%)
[4]Federal National Mortgage Assn
[5]4.025%, 1/11/2006	5,000	4,961
Total Temporary Cash Investments
(Cost $326,942)		326,942
Total Investments (104.1%)
(Cost $3,115,307)		3,754,717
Other Assets and Liabilities (-4.1%)
Other Assets--Note C		52,356
Security Lending Collateral Payable to Brokers--Note G		(170,564)
Other Liabilities		(30,139)
		(148,347)
Net Assets (100%)
Applicable to 108,312,918 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		3,606,370
Net asset value per share		$33.30

At October 31, 2005, net assets consisted of:[6]
	Amount (000)	Per Share

Paid-in Capital	2,790,564	25.76

Undistributed Net Investment Income	52,904.49

Accumulated Net Realized Gains	125,381	1.16

Unrealized Appreciation (Depreciation)	639,410	5.90

Investment Securities

Futures Contracts	1,740.02

Foreign Currencies and Forward Currency Contracts	(3,629)	(.03)

Net Assets	3,606,370	$33.30

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements. 1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.1% and 6.0%, respectively, of net assets. See Note E in Notes to Financial Statements.
2 Security acquired through a stock split on a when-issued or delayed delivery basis for which the fund has not taken delivery as of October 31, 2005.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
5 Securities with a value of $4,961,000 and cash of $2,002,000 have been segregated as initial margin for open futures contracts.
6 See note E in Notes to Financial Statements for the tax-basis components of net assets.
ADR—American Depositary Receipt.
FDR—Fiduciary Depositary Receipt.
GDR—Global Depositary Receipt.

Statement of Operations

Year Ended October 31, 2005
($000)

Investment Income

Income

Dividends[1]	75,453

Interest[2]	4,871

Security Lending	3,002

Total Income	83,326

Expenses

Investment Advisory Fees--Note B

Basic Fee	4,760

Performance Adjustment	(54)

The Vanguard Group--Note C

Management and Administrative	9,154

Marketing and Distribution	555

Custodian Fees	667

Auditing Fees	27

Shareholders' Reports	69

Trustees' Fees and Expenses	5

Total Expenses	15,183

Expenses Paid Indirectly--Note D	(514)

Net Expenses	14,669

Net Investment Income	68,657

Realized Net Gain (Loss)

Investment Securities Sold	128,196

Futures Contracts	18,407

Foreign Currencies and Forward Currency Contracts	(4,534)

Realized Net Gain (Loss)	142,069

Change in Unrealized Appreciation (Depreciation)

Investment Securities	280,523

Futures Contracts	1,883

Foreign Currencies and Forward Currency Contracts	(7,123)

Change in Unrealized Appreciation (Depreciation)	275,283

Net Increase (Decrease) in Net Assets Resulting from Operations	486,009

1 Dividends are net of foreign withholding taxes of $3,758,000.
2 Interest income from an affiliated company of the fund was $4,770,000.

Statement of Changes in Net Assets

	Year Ended October 31,
	2005 ($000)	2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	68,657	37,769

Realized Net Gain (Loss)	142,069	115,565

Change in Unrealized Appreciation (Depreciation)	275,283	136,281

Net Increase (Decrease) in Net Assets Resulting from Operations	486,009	289,615

Distributions

Net Investment Income	(39,868)	(28,966)

Realized Capital Gain	--	--

Total Distributions	(39,868)	(28,966)

Capital Share Transactions--Note H

Issued	1,283,913	696,184

Issued in Lieu of Cash Distributions	37,860	27,859

Redeemed[1]	(379,113)	(278,185)

Net Increase (Decrease) from Capital Share Transactions	942,660	445,858

Total Increase (Decrease)	1,388,801	706,507

Net Assets

Beginning of Period	2,217,569	1,511,062

End of Period[2]	3,606,370	2,217,569

1 Net of redemption fees of $158,000 and $93,000.
2 Including undistributed net investment income of $52,904,000 and $33,687,000.

Financial Highlights

	Year Ended October 31,				Jan. 1 to Oct. 31,	Year Ended Dec. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001[1]	2000

Net Asset Value, Beginning of Period	$28.36	$24.54	$18.92	$20.57	$26.02	$29.13

Investment Operations

Net Investment Income	.63	.48	.48	.29	.34	.55

Net Realized and Unrealized Gain (Loss)
on Investments	4.79	3.80	5.43	(1.65)	(5.78)	(2.74)

Total from Investment Operations	5.42	4.28	5.91	(1.36)	(5.44)	(2.19)

Distributions

Dividends from Net Investment Income	(.48)	(.46)	(.29)	(.29)	(.01)	(.73)

Distributions from Realized Capital Gains	--	--	--	--	--	(.19)

Total Distributions	(.48)	(.46)	(.29)	(.29)	(.01)	(.92)

Net Asset Value, End of Period	$33.30	$28.36	$24.54	$18.92	$20.57	$26.02

Total Return[2]	19.30%	17.68%	31.72%	-6.81%	-20.91%	-7.48%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$3,606	$2,218	$1,511	$1,086	$770	$835

Ratio of Total Expenses to Average Net Assets[3]	0.50%	0.56%	0.62%	0.65%	0.64%4	0.53%

Ratio of Net Investment Income to Average Net Assets	2.26%	1.99%	2.46%	1.80%	1.93%[4]	1.94%

Portfolio Turnover Rate	32%	74%	27%	26%	37%	78%

1 The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.02%, 0.04%, 0.03%, 0.01%, and (0.04%).
4 Annualized.
See accompanying notes, which are an integral part of the financial statements.

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Trustees’ Equity Fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the European and Pacific stock markets while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Hansberger Global Investors, Inc., and Sanford C. Bernstein & Co., LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Hansberger Global Investors, Inc., is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. The basic fee for Sanford C. Bernstein & Co., LLC, is subject to quarterly adjustments based on performance since April 30, 2004, relative to the Morgan Stanley Capital International All Country World Index ex USA.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2005, the aggregate investment advisory fee represented an effective annual basic rate of 0.16% of the fund’s average net assets before a decrease of $54,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2005, the fund had contributed capital of $436,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.44% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2005, these arrangements reduced the fund’s management and administrative expenses by $491,000 and custodian fees by $23,000. The total expense reduction represented an effective annual rate of 0.02% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $3,764,000 from undistributed net investment income, and $7,618,000 from accumulated net realized gains, to paid-in capital.

During the year ended October 31, 2005, the fund realized net foreign currency losses of $5,808,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund used a capital loss carryforward of $11,299,000 to offset taxable capital gains realized during the year ended October 31, 2005, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at October 31, 2005, the fund had $90,619,000 of ordinary income and $87,973,000 of long-term capital gains available for distribution.

At October 31, 2005, net unrealized appreciation of investment securities for tax purposes was $638,889,000, consisting of unrealized gains of $698,980,000 on securities that had risen in value since their purchase and $60,091,000 in unrealized losses on securities that had fallen in value since their purchase. At October 31, 2005, the aggregate settlement value of open futures contracts expiring in December 2005 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

FTSE 100 Index	449	42,294	(701)

Dow Jones EURO STOXX 50 Index	891	35,411	(323)

Topix Index	200	24,916	2,835

S&P ASX 200 Index	102	8,504	(71)

At October 31, 2005, the fund had open forward currency contracts to receive and deliver currencies as follows:

	Contract Amount (000)				Unrealized Appreciation (Depreciation)
Contract Settlement Date		Receive		Deliver	($000)

12/21/2005	EUR	29,806	USD	35,795	(971)

12/21/2005	GBP	16,912	USD	29,925	(861)

12/13/2005	JPY	2,570,000	USD	22,182	(1,400)

12/21/2005	AUD	11,462	USD	8,548	(269)

AUD—Australian dollar.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S.dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency losses of $128,000 resulting from the translation of other assets and liabilities at October 31, 2005.

F. During the year ended October 31, 2005, the fund purchased $1,861,916,000 of investment securities and sold $922,552,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at October 31, 2005, was $164,372,000, for which the fund received cash collateral of $170,564,000.

H. Capital shares issued and redeemed were:

	Year Ended October 31,
	2005 (000)	2004 (000)

Issued	40,794	25,894

Issued in Lieu of Cash Distributions	1,266	1,106

Redeemed	(11,945)	(10,382)

Net Increase (Decrease) in Shares Outstanding	30,115	16,618

Report of Independent Registered
Public Accounting Firm

To the Shareholders and Trustees of Vanguard International Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Value Fund (the “Fund”) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 9, 2005

Special 2005 tax information (unaudited) for Vanguard International Value Fund
This information for the fiscal year ended October 31, 2005, is included pursuant to provisions of the Internal Revenue Code. The fund distributed $5,476,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $23,685,000 of qualified dividend income to shareholders during the fiscal year. The fund will pass through to shareholders foreign source income of $79,159,000 and foreign taxes paid of $3,706,000. The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2005. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2006.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we use actual prior year figures and estimates for 2005. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes. Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Value Fund[1] Periods Ended October 31, 2005
	One Year	Five Years	Ten Years

Returns Before Taxes	19.30%	6.89%	7.30%

Returns After Taxes on Distributions	18.92	6.37	5.33

Returns After Taxes on Distributions and Sale of Fund Shares	12.77	5.65	5.16

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2005
	Beginning Account Value	Ending Account Value	Expenses Paid During[1]

International Value Fund	4/30/2005	10/31/2005	Period1

Based on Actual Fund Return	$1,000.00	$1,092.88	$2.53

Based on Hypothetical 5% Yearly Return	1,000.00	1,022.79	2.45

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period is 0.48% The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee or the 2% fee assessed on redemptions of shares held for less than two months. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Trustees Renew Advisory Agreement

The board of trustees of Vanguard International Value Fund has renewed the fund’s investment advisory agreement with Hansberger Global Investors, Inc. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

(The board had previously acted to renew the fund’s agreement with its other investment advisor, Sanford Bernstein & Co, LLC. A report on that renewal was included in the fund’s semiannual report to shareholders dated April 30, 2005.) The board based its decision to renew the agreement with Hansberger upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of the firm. Founded in 1994, Hansberger specializes in managing international, global, and emerging-market equity portfolios. The firm has advised the International Value Fund since 2000. The managers who oversee Hansberger’s portion of the fund’s portfolio—Aureole L.W. Foong, managing director of Asian research at Hansberger, and Ronald Holt, the firm’s president and managing director of research—have a combined 30 years of experience in investment management.

The board concluded that the advisor’s experience, stability, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion and that the results provided by Hansberger have been competitive versus the fund’s benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory fees were also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of Hansberger in determining whether to approve the advisory fee, because Hansberger is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule for Hansberger. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Hansberger increase.

The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

Vanguard’s Policies for Managing Changes
to Investment Advisory Arrangements

The boards of trustees of the Vanguard funds and Vanguard have adopted practical and cost-effective policies for managing the funds’ arrangements with their unaffiliated investment advisors, as permitted by an order from the U.S. Securities and Exchange Commission (SEC).

Background

In 1993, Vanguard was among the first mutual fund companies to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC order enabled the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders. Over the past 12 years, as the SEC gained experience in this area, it has granted more flexible conditions to other fund companies. Consequently, Vanguard received the SEC’s permission to update its policies concerning its arrangements with outside investment advisors.

Our updated policies

Vanguard is adopting several additional practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements: Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment advisor will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors online at Vanguard.com® or upon request.) Previously, separate fee schedules were presented for each unaffiliated advisor. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by The Vanguard Group. Reporting advisory fees in this manner is the same approach used by other fund companies that have received SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, shareholders were notified at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Vanguard International Value Fund charges a redemption fee on shares redeemed within two months of purchase. Previously, redemption fees were required to be waived for 90 days after giving notice of a fund advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Connect with Vanguard,
STAR, Morgan, Windsor, Explorer, and the ship logo
Direct Investor Account Services > 800-662-2739	are trademarks of The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by	You can obtain a free copy of Vanguard's proxy voting
the fund's current prospectus	guidelines by visiting our website, www.vanguard.com,
and searching for "proxy voting guidelines," or by calling
Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

(C) 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6080 122005

    Vanguard® Diversified Equity Fund

> Annual Report

   October 31, 2005

> Vanguard Diversified Equity Fund returned 2.3% during its first 4(1)/2 months in existence. This performance put it midway between the returns of its benchmark index and average peer.

> Stock prices rose a bit during the period, buoyed by strong corporate earnings and economic growth.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Fund Profile	6

Performance Summary	7

Financial Statements	8

Glossary	15

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

June 10, 2005,[1] through October 31, 2005

Vanguard Diversified Equity Fund	2.3%

Morgan Stanley Capital International (MSCI) US Broad Market Index	2.1

Average Multi-Cap Core Fund[2]	2.5

Your Fund's Performance at a Glance June 10, 2005-October 31, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Vanguard Diversified Equity Fund	$20.00	$20.45	$0.00	$0.00

1 Inception.
2 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Welcome to the first shareholder report for Vanguard Diversified Equity Fund. This report covers the 4 1/2months from the fund’s inception through October 31, 2005. The fund got off to a good start, returning 2.3%, which was slightly ahead of the return of the broad U.S. stock market and just behind the average gain of comparable mutual funds.

The first table on page 1 presents the total returns for the Diversified Equity Fund and its main performance benchmarks: an index measuring the entire U.S. stock market and a peer group of mutual funds.

This is Vanguard’s second “fund of funds” to invest solely in actively managed (as opposed to indexed) mutual funds. The first such offering, Vanguard STAR(®)Fund, has served shareholders very well over the past 20 years through a balanced portfolio of stock and bond funds. We hope that the Diversified Equity Fund will enjoy similar success with its portfolio of actively managed stock funds.

Investors translated mixed signals into solid stock market returns

The 12-month period in which the fund began operations saw investors grappling with a variety of discordant signals: Robust economic expansion and strong corporate earnings were one theme, but high

2

energy prices and rising interest rates sounded a dissonant counterpoint. Optimism prevailed, and stock prices registered respectable gains for the period.

Smaller stocks outperformed the market’s larger companies, and value-oriented stocks (those with low prices relative to earnings, book value, and other fundamental measures) outpaced growth stocks. Both trends have persisted more or less steadily for the past five years. International stocks turned in excellent returns, even as the strengthening U.S. dollar reduced the gains for U.S.-based investors.

The yield curve flattened as the Fed pushed rates up

For much of the past year, fixed income investors and the Federal Reserve Board seemed to be working at cross-purposes. The Fed continued to tighten monetary policy, raising its target for the federal funds rate in steps to 3.75%—an increase of 2 full percentage points over the 12 months ended October 31. (Shortly after the end of the fiscal year, on November 1, the Fed boosted its target by an additional quarter-point.)

While the yields of shorter-term securities followed the Fed’s lead, the rates of longer-term bonds remained unchanged, rose modestly, or even declined. This phenomenon, resulting in a flattening

Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2005
	One Year	Three Years	Five Years

Stocks

Russell 1000 Index (Large-caps)	10.5%	13.9%	-1.4%

Russell 2000 Index (Small-caps)	12.1	21.5	6.7

Dow Jones Wilshire 5000 Index (Entire market)	10.8	14.9	-0.5

MSCI All Country World Index ex USA (International)	20.6	23.5	4.7

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	1.1%	3.8%	6.3%

Lehman Municipal Bond Index	2.5	4.6	6.0

Citigroup 3-Month Treasury Bill Index	2.7	1.6	2.3

CPI

Consumer Price Index	4.3%	3.2%	2.7%

3

of the yield curve, reflected strong demand for long-maturity bonds and, perhaps, the market’s assessment that long-term inflation pressures remained under control.

As the yield curve flattened, prices generally fell for shorter-term bonds, and their returns lagged those of longer-term securities. In general, government bonds outperformed their corporate counterparts.

The fund is designed to capture performances across the market

Vanguard Diversified Equity Fund invests in eight underlying funds that span small-, mid-, and large-capitalization stocks and both growth and value investing styles. Your fund’s 2.3% gain reflects the blended performance of those funds, as well as the performance of the U.S. stock market, over the fund’s short lifespan.

As you can see in the table on page 5, the returns of the underlying funds ranged from –2.7% for Vanguard Capital Value Fund to 6.4% for Vanguard Mid-Cap Growth Fund. The difference in results can be explained in part by the funds’ varying degrees of exposure to the energy industry, which has dominated other market segments for many quarters. The Capital Value Fund’s advisor believes that energy stocks are currently unattractive and has underweighted them, for example, while the Mid-Cap Growth Fund’s advisor has embraced the sector.

This diversity of views illustrates one good reason to own the Diversified Equity Fund. Different segments of the stock market will produce different performance patterns, as each reacts in its own way to the many stimuli that move the market. As a Diversified Equity shareholder, you are investing in eight actively managed funds overseen by a total of 15 experienced investment advisors—which means you are gaining a wealth of investment expertise and approaches in a single fund.

Time will reveal your fund’s advantages

We cannot offer a crystal-ball preview of how this new fund will perform over time. However, we are confident that Diversified Equity offers compelling advantages. One is cost. The fund’s average weighted expense ratio is expected to be a fraction

Total Returns
	June 10, 2005,[1] Through October 31, 2005
	Since Inception	Final Value of a $10,000 Initial Investment

Diversified Equity Fund	2.3%	$10,225

MSCI US Broad Market Index	2.1	10,213

Average Multi-Cap Core Fund	2.5	10,250

1 Inception date.

4

of the average charged by peer funds. The long-term impact of costs is one that all savvy investors watch closely; higher-cost investments reduce the opportunity to outperform the market over the long run.

The fund’s other key advantage is its diversity of approaches. It is expected that the broad range of investment philosophies and processes represented in the fund will produce a more even performance over time than you could achieve in a mutual fund focusing only on one segment of the stock market.

While this may be reassuring to the risk-averse, Diversified Equity is not a single-fund solution to meeting your investment goals. A properly diversified portfolio must also include fixed income investments and foreign stocks, whose performances tend not to fall in line with that of the U.S. stock market. The relative proportions of these investments in your portfolio should depend on your time horizon and risk tolerance.

We appreciate the trust you place in Vanguard, and we hope this fund will play a role in helping you progress toward your investment goals.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer
November 10, 2005

Vanguard Fund (Investor Shares)	Percentage of Diversified Equity's Assets[1]	Returns From June 10, 2005,[2] Through October 31, 2005

Growth and Income	20%	0.8%

U.S. Growth	15	6.2

Morgan(TM)Growth	15	3.4

Windsor(TM)II	15	1.8

Windsor	15	-0.8

Explorer(TM)	10	3.8

Mid-Cap Growth	5	6.4

Capital Value	5	-2.7

Total	100%	2.3%

1 As of October 31, 2005.
2 Inception date for Diversified Equity Fund.

5

Fund Profile
 As of October 31, 2005

Total Fund Characteristics[1]
	Fund	Broad Index[2]

Number of Stocks	1,457	3,909

Median Market Cap	$33.1B	$28.6B

Price/Earnings Ratio	16.3x	17.9x

Price/Book Ratio	2.5x	2.7x

Yield	1.0%	1.7%

Return on Equity	17.8%	17.6%

Earnings Growth Rate	11.8%	12.9%

Foreign Holdings	9.1%	0.0%

Average Weighted

Expense Ratio[3]	0.43%	--

Allocation to Underlying Vanguard Funds

Growth and Income Fund	20%

U.S. Growth Fund	15

Morgan Growth Fund	15

Windsor II Fund	15

Windsor Fund	15

Explorer Fund	10

Mid-Cap Growth Fund	5

Capital Value Fund	5

Sector Diversification1 (% of portfolio)
	Fund	Broad Index[2]

Auto &Transportation	3%	2%

Consumer Discretionary	11	14

Consumer Staples	6	7

Financial Services	23	22

Health Care	14	13

Integrated Oils	8	5

Other Energy	2	4

Materials & Processing	4	4

Producer Durables	6	5

Technology	11	13

Utilities	8	7

Other	4	4

Investment Focus

1 Reflects holdings of underlying funds.
2 MSCI US Broad Market Index.
3 For underlying funds; annualized.
See page 15 for a glossary of investment terms.

6

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 10, 2005–October 31, 2005
Initial Investment of $10,000

	Total Returns Since Inception	Final Value of a $10,000 Investment

Diversified Equity Fund	2.25%	$10,225

MSCI US Broad Market Index	2.13	10,213

Average Multi-Cap Core Fund[1]	2.50	10,250

Total Returns (%): June 10, 2005–October 31, 2005

Average Annual Total Returns for period ended September 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		Since Inception
	Inception Date	Capital	Income	Total

Diversified Equity Fund	6/10/2005	4.15%	0.00%	4.15%

1 Derived from data provided by Lipper Inc.
Note: Financial Highlights table is on page 11.

7

Financial Statements

Statement of Net Assets
As of October 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)

Investment Companies (99.8%)

Vanguard Growth and Income Fund Investor Shares	307,707	9,471

Vanguard U.S. Growth Fund Investor Shares	419,710	7,156

Vanguard Morgan Growth Fund Investor Shares	424,026	7,128

Vanguard Windsor II Fund Investor Shares	224,382	7,093

Vanguard Windsor Fund Investor Shares	398,148	7,091

Vanguard Explorer Fund Investor Shares	62,404	4,784

Vanguard Mid-Cap Growth Fund	143,587	2,381

Vanguard Capital Value Fund	209,048	2,373

Total Investment Companies (Cost $47,620)		47,477

Other Assets and Liabilities (0.2%)

Other Assets		489

Liabilities		(393)

		96

Net Assets (100%)

Applicable to 2,326,816 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		47,573

Net Asset Value Per Share		$20.45

At October 31, 2005, net assets consisted of:[1]
	Amount ($000)	Per Share

Paid-in Capital	47,691	$20.50

Undistributed Net Investment Income	31.01

Accumulated Net Realized Losses	(6)	--

Unrealized Depreciation	(143)	(.06)

Net Assets	47,573	$20.45

• See Note A in Notes to Financial Statements.
1 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

8

Statement of Operations

June 10[1] to October 31, 2005 ($000)

Investment Income

Income

Income Distributions Received	31

Net Investment Income--Note B	31

Realized Net Gain (Loss)

Capital Gain Distributions Received	--

Investment Securities Sold	(6)

Realized Net Gain (Loss)	(6)

Unrealized Appreciation (Depreciation) of Investment Securities	(143)

Net Increase (Decrease) in Net Assets Resulting from Operations	(118)

1 Inception.

9

Statement of Changes in Net Assets

June 10[1] to October 31, 2005 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	31

Realized Net Gain (Loss)	(6)

Unrealized Appreciation (Depreciation)	(143)

Net Increase (Decrease) in Net Assets Resulting from Operations	(118)

Distributions

Net Investment Income	--

Realized Capital Gain	--

Total Distributions	--

Capital Share Transactions--Note E

Issued	51,390

Issued in Lieu of Cash Distributions	--

Redeemed	(3,699)

Net Increase (Decrease) from Capital Share Transactions	47,691

Total Increase (Decrease)	47,573

Net Assets

Beginning of Period	--

End of Period[2]	47,573

1 Inception.
2 Including undistributed net investment income of $31,000.

10

Financial Highlights

Diversified Equity Fund
For a Share Outstanding Throughout the Period	June 10[1] to October 31, 2005

Net Asset Value, Beginning of Period	$20.00

Investment Operations

Net Investment Income	.01

Capital Gain Distributions Received	--

Net Realized and Unrealized Gain (Loss) on Investments	.44

Total from Investment Operations	.45

Distributions

Dividends from Net Investment Income	--

Distributions from Realized Capital Gains	--

Total Distributions	--

Net Asset Value, End of Period	$20.45

Total Return	2.25%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$48

Ratio of Total Expenses to Average Net Assets--Note B	0%[2]

Ratio of Net Investment Income to Average Net Assets	0.10%[3]

Portfolio Turnover Rate	1%

1 Inception.
2 The average weighted expense ratio of the underlying funds was 0.43%.
3 Annualized.

11

Notes to Financial Statements

Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Trustees’ Equity Fund. The fund invests in selected Vanguard actively managed U.S. stock funds. The fund commenced operations on June 10, 2005.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the period ended October 31, 2005, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. For tax purposes, at October 31, 2005, the fund had $31,000 of ordinary income available for distribution. The fund had available realized losses of $6,000 to offset future net capital gains through October 31, 2013. At October 31, 2005, net unrealized depreciation of investment securities for tax purposes was $143,000, consisting of unrealized gains of $258,000 on securities that had risen in value since their purchase and $401,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the period ended October 31, 2005, the fund purchased $47,791,000 of investment securities and sold $165,000 of investment securities other than temporary cash investments.

12

E. Capital shares issued and redeemed were:

June 10[1] to October 31, 2005
Shares (000)

Issued	2,508

Issued in Lieu of Cash Distributions	--

Redeemed	(181)

Net Increase (Decrease) in Shares Outstanding	2,327

1 Inception.

13

Report of Independent Registered
Public Accounting Firm

To the Shareholders and Trustees of Vanguard Diversified Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Diversified Equity Fund (the “Fund”) at October 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the period from June 10, 2005 (commencement of operations) through October 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2005 by agreement to the underlying ownership records for the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 9, 2005

Special 2005 tax information (unaudited) for Vanguard Diversified Equity Fund

This information for the period ended October 31, 2005, is included pursuant to provisions of the Internal Revenue Code. For corporate shareholders, 63.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

14

Glossary

Average Weighted Expense Ratio. Funds that invest in other Vanguard funds incur no direct expenses, but do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund invested in each underlying fund.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

15

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Connect with Vanguard,
STAR, Morgan, Windsor, Explorer, and the ship logo
Direct Investor Account Services > 800-662-2739	are trademarks of The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by	You can obtain a free copy of Vanguard's proxy voting
the fund's current prospectus	guidelines by visiting our website, www.vanguard.com,
and searching for "proxy voting guidelines," or by calling
Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

(C) 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6080 122005

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2005: $27,000
Fiscal Year Ended October 31, 2004: $20,700

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended October 31, 2005: $2,152,740
Fiscal Year Ended October 31, 2004: $1,685,500

(b)     Audit-Related Fees.

Fiscal Year Ended October 31, 2005: $382,200
Fiscal Year Ended October 31, 2004: $257,800

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended October 31, 2005: $98,400
Fiscal Year Ended October 31, 2004: $76,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended October 31, 2005: $0
Fiscal Year Ended October 31, 2004: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2005: $98,400
Fiscal Year Ended October 31, 2004: $76,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES EQUITY FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES EQUITY FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 16, 2005

VANGUARD TRUSTEES EQUITY FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	December 16, 2005

*By Power of Attorney. See File Number 33-19446, filed on September 23, 2005. Incorporated by Reference.